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                                                                      (g)(2)(i)

[LOGO]

January 16, 2008

Ms. Mary Jean Milner
Vice President
The Bank of New York Mellon
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

   Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Global Income Builder Fund and ING Tactical Asset Allocation Fund, each a newly established series of ING Series Fund, Inc., effective March 5, 2008, ING Lehman Brothers Aggregate Bond Index Portfolio, effective March 4, 2008, ING Morningstar U.S. Growth Index Portfolio, effective April 28, 2008, ING Russell Large Cap Index Portfolio, effective March 4, 2008, ING Russell Mid Cap Index Portfolio, effective
March 4, 2008, ING Russell Small Cap Index Portfolio, effective March 4, 2008, ING International Index Portfolio, effective March 4, 2008, and ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio, effective
January 16, 2008, each a newly established series of ING Variable Portfolios, Inc. (collectively, the "Funds") to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated December 4, 2007.

   Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                           Sincerely,

                                           By:    /s/ Todd Modic
                                                  ------------------------------
                                           Name:  Todd Modic
                                           Title: Senior Vice President
                                           ING Series Fund, Inc.
                                           ING Variable Portfolios, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York Mellon

By:    /s/ Bruce L. Baumann
       -----------------------------------
Name:  Bruce L. Baumann
Title: Vice President , Duly Authorized

7337 E. Doubletree Ranch Rd.  Tel: 480-477-3000           ING Series Fund, Inc.
Scottsdale, AZ 85258-2034     Fax: 480-477-2700   ING Variable Portfolios, Inc.
                              www.ingfunds.com

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                               AMENDED EXHIBIT A

 Fund                                                          Effective Date
 ----                                                         -----------------

 ING Asia Pacific High Dividend Equity Income Fund             March 27, 2007

 ING Corporate Leaders Trust Fund
    ING Corporate Leaders Trust - Series A                      May 17, 2004
    ING Corporate Leaders Trust - Series B                      May 17, 2004

 ING Equity Trust
    ING Equity Dividend Fund                                  December 4, 2007
    ING Financial Services Fund                                 June 9, 2003
    ING Fundamental Research Fund                             December 28, 2005
    ING Index Plus LargeCap Equity Fund                         June 2, 2003
    ING Index Plus LargeCap Equity Fund II                      June 2, 2003
    ING Index Plus LargeCap Equity Fund III                     June 2, 2003
    ING Index Plus LargeCap Equity Fund IV                      June 2, 2003
    ING LargeCap Growth Fund                                    June 9, 2003
    ING LargeCap Value Fund                                   February 1, 2004
    ING MidCap Opportunities Fund                               June 9, 2003
    ING Opportunistic LargeCap Fund                           December 28, 2005
    ING Principal Protection Fund V                             June 2, 2003
    ING Principal Protection Fund VI                            June 2, 2003
    ING Principal Protection Fund VII                            May 1, 2003
    ING Principal Protection Fund VIII                         October 1, 2003
    ING Principal Protection Fund IX                          February 2, 2004
    ING Principal Protection Fund X                              May 3, 2004
    ING Principal Protection Fund XI                           August 16, 2004
    ING Principal Protection Fund XII                         November 15, 2004
    ING Real Estate Fund                                        June 9, 2003
    ING SmallCap Opportunities Fund                             June 9, 2003
    ING SmallCap Value Choice Fund                            February 1, 2005
    ING Value Choice Fund                                     February 1, 2005

 ING Funds Trust
    ING Classic Money Market Fund                               April 7, 2003
    ING GNMA Income Fund                                        April 7, 2003
    ING High Yield Bond Fund                                    April 7, 2003
    ING Institutional Prime Money Market Fund                   July 29, 2005
    ING Intermediate Bond Fund                                  April 7, 2003
    ING National Tax-Exempt Bond Fund                           April 7, 2003

 ING GET Fund
    ING GET Fund - Series T                                     July 14, 2003
    ING GET Fund - Series U                                     July 14, 2003

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 ING GET Fund (con't)
    ING GET Fund - Series V                                    March 13, 2003

 ING Global Equity Dividend and Premium Opportunity Fund       March 28, 2005

 ING Global Advantage and Premium Opportunity Fund            October 27, 2005

 ING International High Dividend Equity Income Fund            August 28, 2007

 ING Investment Funds, Inc.
    ING MagnaCap Fund                                           June 9, 2003

 ING Investors Trust
    ING AllianceBernstein Mid Cap Growth Portfolio             January 6, 2003
    ING American Funds Bond Portfolio                         November 9, 2007
    ING American Funds Growth Portfolio                       September 2, 2003
    ING American Funds Growth-Income Portfolio                September 2, 2003
    ING American Funds International Portfolio                September 2, 2003
    ING BlackRock Large Cap Growth Portfolio                   January 6, 2003
    ING BlackRock Large Cap Value Portfolio                    January 6, 2003
    ING BlackRock Inflation Protected Bond Portfolio           April 30, 2007
    ING Capital Guardian U.S. Equities Portfolio              January 13, 2003
    ING Disciplined Small Cap Value Portfolio                  April 28, 2006
    ING EquitiesPlus Portfolio                                 April 28, 2006
    ING Evergreen Health Sciences Portfolio                      May 3, 2004
    ING Evergreen Omega Portfolio                                May 3, 2004
    ING FMR(SM) Diversified Mid Cap Portfolio                  January 6, 2003
    ING FMR(SM) Large Cap Growth Portfolio                     April 29, 2005
    ING FMR(SM) Mid Cap Growth Portfolio                      January 13, 2003
    ING Focus 5 Portfolio                                      August 20, 2007
    ING Franklin Income Portfolio                              April 28, 2006
    ING Franklin Mutual Shares Portfolio                       April 30, 2007
    ING Franklin Templeton Founding Strategy                   April 30, 2007
    ING Global Real Estate Portfolio                           January 3, 2006
    ING Global Resources Portfolio                            January 13, 2003
    ING Global Technology Portfolio                            January 6, 2003
    ING International Growth Opportunities Portfolio          January 13, 2003
    ING Janus Contrarian Portfolio                            January 13, 2003
    ING JPMorgan Emerging Markets Equity Portfolio            January 13, 2003
    ING JPMorgan Small Cap Core Equity Portfolio              January 13, 2003
    ING JPMorgan Value Opportunities Portfolio                 April 29, 2005
    ING Julius Baer Foreign Portfolio                         January 13, 2003
    ING Legg Mason Value Portfolio                            January 13, 2003
    ING LifeStyle Aggressive Growth Portfolio                    May 1, 2004
    ING LifeStyle Conservative Portfolio                      October 17, 2007
    ING LifeStyle Growth Portfolio                               May 1, 2004

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 ING Investors Trust (con't)
    ING LifeStyle Moderate Growth Portfolio                      May 1, 2004
    ING LifeStyle Moderate Portfolio                             May 1, 2004
    ING Limited Maturity Bond Portfolio                        January 6, 2003
    ING Liquid Assets Portfolio                                January 6, 2003
    ING Lord Abbett Affiliated Portfolio                       January 6, 2003
    ING MarketPro Portfolio                                    August 1, 2005
    ING MarketStyle Growth Portfolio                           August 1, 2005
    ING MarketStyle Moderate Growth Portfolio                  August 1, 2005
    ING MarketStyle Moderate Portfolio                         August 1, 2005
    ING Marsico Growth Portfolio                              January 13, 2003
    ING Marsico International Opportunities Portfolio          April 29, 2005
    ING MFS Total Return Portfolio                            January 13, 2003
    ING MFS Utilities Portfolio                                April 29, 2005
    ING Oppenheimer Main Street Portfolio(R)                  January 13, 2003
    ING PIMCO Core Bond Portfolio                             January 13, 2003
    ING PIMCO High Yield Portfolio                            November 5, 2003
    ING Pioneer Equity Income Portfolio                         May 11, 2007
    ING Pioneer Fund Portfolio                                 April 29, 2005
    ING Pioneer Mid Cap Value Portfolio                        April 29, 2005
    ING Stock Index Portfolio                                 November 5, 2003
    ING T. Rowe Price Capital Appreciation Portfolio          January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                 January 13, 2003
    ING Templeton Global Growth Portfolio                     January 13, 2003
    ING UBS U.S. Allocation Portfolio                          January 6, 2003
    ING Van Kampen Capital Growth Portfolio                   January 13, 2003
    ING Van Kampen Global Franchise Portfolio                 January 13, 2003
    ING Van Kampen Growth and Income Portfolio                January 13, 2003
    ING Van Kampen Real Estate Portfolio                      January 13, 2003
    ING VP Index Plus International Equity Portfolio            July 29, 2005
    ING Wells Fargo Disciplined Value Portfolio                January 6, 2003
    ING Wells Fargo Small Cap Disciplined Portfolio           November 30, 2005

 ING Mayflower Trust
    ING International Value Fund                              November 3, 2003

 ING Mutual Funds
    ING Asia-Pacific Real Estate Fund                         October 15, 2007
    ING Disciplined International SmallCap Fund               December 20, 2006
    ING Diversified International Fund                        December 7, 2005
    ING Emerging Countries Fund                               November 3, 2003
    ING Emerging Markets Fixed Income Fund                    December 7, 2005
    ING European Real Estate Fund                             October 15, 2007
    ING Foreign Fund                                            July 1, 2003
    ING Global Bond Fund                                        June 19, 2006
    ING Global Equity Dividend Fund                           September 2, 2003

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 ING Mutual Funds (con't)
    ING Global Natural Resources Fund                         November 3, 2003
    ING Global Real Estate Fund                               November 3, 2003
    ING Global Value Choice Fund                              November 3, 2003
    ING Greater China Fund                                    December 7, 2005
    ING Index Plus International Equity Fund                  December 7, 2005
    ING International Capital Appreciation Fund               December 7, 2005
    ING International Equity Dividend Fund                      May 16, 2007
    ING International Fund                                    November 3, 2003
    ING International Real Estate Fund                        February 28, 2006
    ING International SmallCap Fund                           November 3, 2003
    ING International Value Choice Fund                       February 1, 2005
    ING International Value Opportunities Fund                February 28, 2007
    ING Russia Fund                                           November 3, 2003

 ING Partners, Inc.
    ING American Century Large Company Value Portfolio        January 10, 2005
    ING American Century Small-Mid Cap Value Portfolio        January 10, 2005
    ING Baron Asset Portfolio                                 December 7, 2005
    ING Baron Small Cap Growth Portfolio                      January 10, 2005
    ING Columbia Small Cap Value II Portfolio                  April 28, 2006
    ING Davis New York Venture Portfolio                      January 10, 2005
    ING Fidelity(R) VIP Contrafund(R) Portfolio               November 15, 2004
    ING Fidelity(R) VIP Equity-Income Portfolio               November 15, 2004
    ING Fidelity(R) VIP Growth Portfolio                      November 15, 2004
    ING Fidelity(R) VIP Mid Cap Portfolio                     November 15, 2004
    ING Fundamental Research Portfolio                        January 10, 2005
    ING JPMorgan International Portfolio                      January 10, 2005
    ING JPMorgan Mid Cap Value Portfolio                      January 10, 2005
    ING Legg Mason Partners Aggressive Growth Portfolio       January 10, 2005
    ING Legg Mason Partners Large Cap Growth Portfolio        January 10, 2005
    ING Lord Abbett U.S. Government Securities Portfolio      December 7, 2005
    ING Neuberger Berman Partners Portfolio                   December 7, 2005
    ING Neuberger Berman Regency Portfolio                    December 7, 2005
    ING OpCap Balanced Value Portfolio                        January 10, 2005
    ING Oppenheimer Global Portfolio                          January 10, 2005
    ING Oppenheimer Strategic Income Portfolio                January 10, 2005
    ING PIMCO Total Return Portfolio                          January 10, 2005
    ING Pioneer High Yield Portfolio                          December 7, 2005
    ING Solution 2015 Portfolio                                April 29, 2005
    ING Solution 2025 Portfolio                                April 29, 2005
    ING Solution 2035 Portfolio                                April 29, 2005
    ING Solution 2045 Portfolio                                April 29, 2005
    ING Solution Growth and Income Portfolio                    June 29, 2007
    ING Solution Growth Portfolio                               June 29, 2007
    ING Solution Income Portfolio                              April 29, 2005

ING Partners, Inc. (con't)
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio     January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                  January 10, 2005
   ING Templeton Foreign Equity Portfolio                    November 30, 2005
   ING Thornburg Value Portfolio                              January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                    January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                     April 28, 2006
   ING Van Kampen Comstock Portfolio                          January 10, 2005
   ING Van Kampen Equity and Income Portfolio                 January 10, 2005

ING Risk Managed Natural Resources Fund                       October 24, 2006

ING Series Fund, Inc.
   Brokerage Cash Reserves                                      June 2, 2003
   ING 130/30 Fundamental Research Fund                        April 28, 2006
   ING Balanced Fund                                            June 2, 2003
   ING Global Income Builder Fund                              March 5, 2008
   ING Global Science and Technology Fund                       June 2, 2003
   ING Growth and Income Fund                                   June 9, 2003
   ING Growth Fund                                              June 9, 2003
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Money Market Fund                                        June 2, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Conservative Fund                   June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Moderate Fund                       June 2, 2003
   ING Tactical Asset Allocation Fund                          March 5, 2008

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                            May 16, 2007
   ING SPorts Core Plus Fixed Income Fund                       May 16, 2007

ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio           July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio               July 7, 2003

ING Variable Funds
   ING VP Growth and Income Portfolio                           July 7, 2003

ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003

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ING Variable Insurance Trust (con't)
   ING GET U.S. Core Portfolio - Series 3                    December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                      March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                      June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                    September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                    December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                      March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                       June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                   September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                    December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                     March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                     June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                   December 21, 2006
   ING VP Global Equity Dividend Portfolio                    November 3, 2003

ING Variable Portfolios, Inc.
   ING International Index Portfolio                           March 4, 2008
   ING Lehman Brothers Aggregate Bond Index Portfolio          March 4, 2008
   ING Morningstar U.S. Growth Index Portfolio                 April 28, 2008
   ING Russell Large Cap Index Portfolio                       March 4, 2008
   ING Russell Mid Cap Index Portfolio                         March 4, 2008
   ING Russell Small Cap Index Portfolio                       March 4, 2008
   ING VP Global Science and Technology Portfolio               July 7, 2003
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003
   ING WisdomTree(SM) Global High-Yielding Equity Index
     Portfolio                                                January 16, 2008

ING Variable Products Trust
   ING VP Financial Services Portfolio                          May 1, 2004
   ING VP High Yield Bond Portfolio                           October 6, 2003
   ING VP International Value Portfolio                       November 3, 2003
   ING VP MidCap Opportunities Portfolio                      October 6, 2003
   ING VP Real Estate Portfolio                                 May 1, 2004
   ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP Balanced Portfolio, Inc.                                 July 7, 2003

ING VP Intermediate Bond Portfolio                              July 7, 2003
ING VP Money Market Portfolio                                   July 7, 2003